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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            ACLARA BioSciences, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                                                 94-3222727
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(State of Incorporation                                       (I.R.S. Employer
    or Organization)                                         Identification No.)


1288 Pear Avenue, Mountain View, California                         94043
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(Address of Principal Executive Offices)                         (Zip Code)

If this form relates to the registration          If this form relates to the registration
of a class of securities pursuant to              of a class of securities pursuant to
Section 12(b) of the Exchange Act and is          Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction         effective pursuant to General Instruction
A.(c), please check the following box. [ ]        A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-95107

Securities to be Registered Pursuant to Section 12(b) of the Act:   None.

Securities to be Registered Pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.001
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                                (Title of Class)


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ITEM 1.

DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-95107) as originally filed with the Securities and Exchange Commission on January 20, 2000 or as subsequently amended (the "Registration Statement"), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2.

     The following exhibits are filed herewith or are incorporated by reference as indicated below.

Exhibit Number                                    Description
--------------                                    -----------
     3.3*           Amended and Restated Certificate of Incorporation, filed
                    March 14, 2000

     3.4*           Form of Amended and Restated Bylaws of ACLARA BioSciences, Inc.,
                    to be in effect after the closing of the offering made under the
                    Registration Statement

     3.6*           Form of Certificate of Amendment of the Amended and Restated
                    Certificate of Incorporation, to be filed prior to the closing of the offering made under the registration statement

     4.1*           Specimen Common Stock certificate

* Incorporated by reference to the identically numbered exhibit to the Registration Statement on Form S-1 of ACLARA BioSciences, Inc. filed by ACLARA BioSciences, Inc., January 20, 2000, as amended (Registration No. 333-95107).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 17, 2000                   ACLARA BioSciences, Inc.


                                       By:  /s/ Joseph M. Limber
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                                           Joseph M. Limber
                                           President and Chief Executive Officer



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